UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2016

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Hospitality Properties Trust and certain of its subsidiaries, and “TA” refers to TravelCenters of America LLC and certain of its subsidiaries, unless otherwise noted.

Item 8.01.  Other Events.

As previously reported, we entered a Transaction Agreement with TA on June 1, 2015 to, among other things, purchase from TA five travel centers upon the completion of their development at a purchase price equal to their development costs, including the cost of the land, which costs are estimated to be not more than $118 million in the aggregate. We also agreed to leaseback these development properties to TA under our leases with TA.  The Transaction Agreement and related transactions are described further in Note 9 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015, or our Annual Report, which descriptions are incorporated herein by reference.

On March 31, 2016, we completed the first of these development property closings pursuant to a development property agreement with TA, or the Development Property Agreement.  Pursuant to that agreement, we acquired, for approximately $19.7 million, one travel center and we have leased back that travel center to TA.

In connection with the Development Property Agreement, we and TA entered into a fourth amendment to our TA No. 4 Lease to add the travel center that we acquired from TA on March 31, 2016.  Minimum annual rent under our TA No. 4 Lease increased by approximately $1.7 million as a result.  As a result of this amendment, minimum annual rent under our TA No. 4 lease is currently approximately $46.2 million.

The foregoing descriptions of the Transaction Agreement, the Development Property Agreement, the TA No. 4 Lease and the amendments thereto, and the other agreements entered into in connection with the Transaction Agreement are not complete and are qualified in their entirety by reference to the full text of the Development Property Agreement, the TA No. 4 Lease and the amendments thereto and such other agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, Exhibits 10.1, 10.2 and 10.3 to our Current Report on Form 8-K dated September 23, 2015, Exhibits 10.1 and 10.2 to our Current Report on Form 8-K dated June 23, 2015, Exhibits 10.1 and 10.2 to our Current Report on Form 8-K dated June 16, 2015, Exhibits 10.1 through 10.10 to our Current Report on Form 8-K dated June 9, 2015 and Exhibit 10.1 to our Current Report on Form 8-K dated June 1, 2015 and are incorporated by reference herein.

Information Regarding Certain Relationships and Related Person Transactions

TA was our 100% owned subsidiary until it was spun out to our shareholders in 2007.  We are TA’s largest shareholder owning, as of March 31, 2016, approximately 8.8% of TA’s outstanding common shares. Mr. Barry Portnoy, who is one of our Managing Trustees, is a managing director of TA.  Mr. Thomas O’Brien, the other managing director and the President and Chief Executive Officer of TA, was an executive officer of ours until 2007.  One of TA’s current independent directors, Mr. Arthur Koumantzelis, was one of our Independent Trustees prior to the spin off of TA.  We have significant continuing relationships with TA, including the lease arrangements referred to in this Current Report on Form 8-K.  Mr. Barry Portnoy, and his son, Mr. Adam Portnoy, who is our other Managing Trustee, together own a controlling interest in, and are officers and employees of, The RMR Group LLC, or RMR LLC, our manager, and are directors and officers of The RMR Group Inc., or RMR Inc., the managing member of RMR LLC.  We own shares of class A common stock of RMR Inc. Each of our executive officers is also an officer of RMR LLC, including Mr. Ethan Bornstein, who is the son-in-law of Mr. Barry Portnoy and the brother-in-law of Mr. Adam Portnoy.  Certain executive officers of TA are also officers of RMR LLC.  Our Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR LLC provides management services.  Mr. Barry Portnoy serves as a managing director or managing trustee of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies.  In addition, officers of RMR LLC serve as our officers and as certain officers of those companies.  RMR LLC provides both business and property management services to us under a business management agreement and a property management agreement and provides services to other companies, including TA.

For further information about these and other such relationships and related person transactions, please see our Annual Report, our definitive Proxy Statement for our 2016 Annual Meeting of Shareholders, or our Proxy Statement, and our other filings with the Securities and Exchange Commission, or the SEC, including Note 9 to the Consolidated Financial Statements included in our Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report and the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers in our Proxy Statement.  In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other related person transactions and relationships.  Our filings with the SEC and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS, INCLUDING SOME WHICH ARE BEYOND OUR CONTROL.  FOR EXAMPLE, WE HAVE AGREED TO PURCHASE AND LEASE BACK FOUR ADDITIONAL TRAVEL CENTERS UPON THE COMPLETION OF THEIR DEVELOPMENT.  THE PURCHASE AND LEASE BACK OF THESE TRAVEL CENTERS ARE SUBJECT TO VARIOUS TERMS AND CONDITIONS TYPICAL OF LARGE, COMPLEX REAL ESTATE TRANSACTIONS.  SOME OF THESE TERMS AND CONDITIONS MAY NOT BE SATISFIED OR OTHER CIRCUMSTANCES MAY EXIST THAT RESULT IN SOME OF THESE TRANSACTIONS BEING DELAYED, NOT OCCURRING OR THE TERMS CHANGING.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS.  OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

10.1                        Development Property Agreement, dated March 31, 2016, among HPT TA Properties Trust and TA Operating LLC.

10.2                        Fourth Amendment to Amended and Restated Lease Agreement No. 4, dated March 31, 2016, among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Treasurer and Chief Financial Officer

Date: April 5, 2016